RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The following related party transactions occurred during the years ended December 31, 2014 and 2013 and are primarily related to the Merger on June 24, 2013 or events prior to the Merger. See Note 3 for further details on the Merger. All positions and directorships referenced below are with the Corporation unless otherwise indicated.

Immediately prior to the Merger, Former SAE distributed dividends to the Former SAE common stockholders, including dividends to CLCH, LLC (“CLCH”), which is controlled by Jeff Hastings, Executive Chairman of the Board and Director, and to Seismic Management, LLP (“Seismic”), which is controlled by Brian A. Beatty, Chief Executive Officer, President and Director, in the amount of $2,923 and $5,009, respectively. Brent Whiteley, Chief Financial Officer, General Counsel and Secretary and a Director, Mike Scott, Executive Vice President-Operations, and Darrin Silvernagle, Executive Vice President-Marine, received dividends of $442, $69 and $25, respectively.

In connection with the Merger, the outstanding Series A Convertible Preferred Stock of Former SAE (the “Preferred Shares”) owned by CLCH, was redeemed for $5,000 and retired. The following table represents the cumulative dividends on the Preferred Shares accrued and paid to CLCH as recorded in accrued liabilities for the years ended December 31, 2014 and 2013:

	2014	2013
Unpaid balance at January 1	$1,072	$894
Accrual	—	5,262
Payment	(1,072)	(5,084)
Unpaid balance at December 31	$—	$1,072

In connection with the Merger, CLCH, which was the majority stockholder of Former SAE, and Seismic, received aggregate Merger cash consideration of $8,803 and $1,392, respectively. Mr. Whiteley, Mr. Scott and Mr. Silvernagle received aggregate Merger cash consideration at Closing of $331, $52 and $38, respectively.

In connection with the Merger, the Corporation issued a promissory note in the principal amount of $17,500 to CLCH, as a representative of the Former SAE common stockholders, as Merger consideration to the Former SAE common stockholders as discussed further in Note 6. The promissory note was repaid with interest on July 2, 2014, at which time principal and interest in the amount of $9,873, $3,581, $853, $127 and $93 was received by CLCH, Seismic, Mr. Whiteley, Mr. Scott, and Mr. Silvernagle, respectively.

Prior to the Merger, the Corporation reimbursed officers and directors for reasonable out-of-pocket business expenses incurred in connection with certain activities on its behalf such as identifying and investigating possible target businesses and business combinations. As of June 24, 2013, the founding stockholders were reimbursed an aggregate of approximately $28 for out-of-pocket business expenses incurred by them in connection with activities on the Corporation's behalf.

Prior to the Merger, Crescendo Advisors II, LLC, an affiliate of Eric S. Rosenfeld, Chairman of the Board and Chief Executive Officer prior to the Merger and now a Director, made available certain general and administrative services, including office space, utilities and administrative support, as required from time to time. Crescendo Advisors II, LLC was paid $58 in 2013 for these services. Mr. Rosenfeld is the majority owner of Crescendo Advisors II, LLC. Payment of these fees ended upon consummation of the Merger.

Prior to the Merger, Mr. Rosenfeld and David D. Sgro, Chief Financial Officer and a Director prior to the Merger and currently a Director, held convertible promissory notes for working capital advanced to the Corporation in the amounts of $300 and $200, respectively, as discussed further in Note 6. On January 8, 2014, Messrs. Rosenfeld and Sgro elected to convert the full principal balance of the notes into warrants to purchase an aggregate of 1,000,000 shares of the Corporation's common stock, and tendered such warrants in a cashless exchange for an aggregate of 100,000 shares of the Corporation's common stock as part of the Warrant Exchange completed in February 2014 as discussed in Note 10.

Prior to the Merger, Mr. Hastings, individually and through CLCH, periodically paid expenses on behalf of Former SAE, which Former SAE reimbursed on a dollar-for-dollar basis as cash became available. During the period ended June 24, 2013, Former SAE reimbursed Mr. Hastings approximately $192 and Mr. Beatty approximately $69 in the aggregate for expenses incurred on behalf of Former SAE. Subsequent to the Merger, expenses were reimbursed as incurred based on expense reports submitted in accordance with Corporation policy.

On January 1, 2009, Former SAE entered into a revolving credit agreement with CLCH, which provided for a credit line to Former SAE for working capital purposes of up to $3,000. Amounts outstanding under this credit agreement bore interest at a rate of 8.5% per annum and were payable on demand. During 2013, Former SAE made payments of principal and interest to CLCH of $53 in the aggregate. On February 7, 2013, the loan was repaid in full and the line was closed.

Former SAE leased seismic equipment from Encompass LLP ("Encompass") and Seismic, pursuant to lease agreements executed in 2010. Mr. Beatty, together with his wife, owns a controlling interest in Encompass and owns all of the outstanding partnership interests in Seismic. The leases could be terminated by any party at any time. No rent was payable or paid under the lease agreements to Encompass and Seismic during the years ended December 31, 2014 and 2013. Former SAE purchased leased equipment in the amount of approximately $1,483 during the year ended December 31, 2013 from Encompass and Seismic.

Mr. Whiteley owned 50,000 shares of restricted stock of Former SAE that were issued on November 26, 2012, pursuant to Former SAE’s 2012 Stock Compensation Plan. As issued, the restricted shares were scheduled to vest on the fifth anniversary of the date of issuance. Mr. Whiteley had the right to dividends and to vote the shares of restricted stock before they vested. The Former SAE Board of Directors, in its discretion, elected to accelerate vesting of all restricted shares prior to the Merger, including those of Mr. Whiteley and, upon the Merger, such shares were converted into the right to receive the merger consideration payable to holders of Former SAE common stock under the Merger Agreement. The 50,000 shares of Former SAE restricted stock were exchanged for 284,965 shares of the Corporation's common stock upon the completion of the Merger.

Three of the Corporation’s directors, Messrs. Rosenfeld, Sgro and Monahan, have registration rights for some portion of the shares of its common stock owned by them that they originally purchased in the initial private offering of common stock as set forth in a registration rights agreement dated June 20, 2011. As of June 24, 2014, holders of a majority of the initially issued shares have the right to demand up to two registration rights, and holders of such initial shares have piggy-back rights on any offering of the Corporation's common stock or securities exercisable or exchangeable for its common stock. CLCH, pursuant to a registration rights agreement dated June 24, 2013, has one right to demand registration of its shares of the Corporation's common stock that it acquired in the Merger, and has similar piggy-back rights to those held by Messrs. Rosenfeld, Sgro and Monahan. The Corporation will bear the expenses incurred in connection with any registration statement filed as a result of the exercise of any demand registration rights.